EATON VANCE VT WORLDWIDE HEALTH SCIENCES FUND AS OF DECEMBER 31, 2002

MANAGEMENT DISCUSSION

AN INTERVIEW WITH SAMUEL D. ISALY, PRESIDENT, ORBIMED ADVISORS, LLC, INVESTMENT ADVISER TO VT WORLDWIDE HEALTH SCIENCES FUND

[PHOTO OF SAMUEL D. ISLAY]
Samuel D. Isaly
Portfolio Manger

Q: Sam, let's start by talking about the Fund's performance for the year ended December 31, 2002?

A: Once again this year, Eaton Vance VT Worldwide Health Sciences Fund faced a challenging global economic and investment environment. The biotechnology and pharmaceutical sectors were hard hit in both U.S. and international markets. With a return of -29.77 for the one-year period ended December 31, 2002, the Fund performed in line with its peer group, the Lipper Health/Biotechnology Fund Classification Average, which had a return of -29.49% for the same period.(1)

Q:   What were some of the factors that contributed to the Fund's returns?

A: The biotech sector has been hurt by disappointments in the areas that once held hope for investors. Exciting developments in genomics and other new technologies have proved either uncertain, or not viable, until too far into the future to be of much interest to investors in the current climate. Still, we remain convinced that demand will continue to be generated by ongoing research and development in these areas.

     With regard to the larger pharmaceutical companies, a combination of factors resulted in the devaluation of some of their stocks. Earnings per share growth of big pharmaceutical companies inside the United States and elsewhere slowed dramatically in 2002, primarily because of the impact on selected companies of major patent expirations. This impact was not offset by new product introductions, which are the life blood of sector growth over any period of time. Nonetheless, an aging population and the growth of the health care industry in general suggest that there are valid long-term investment opportunities, especially with stock valuations so low.

Q: Do low valuations necessarily warrant investment in drug stocks? What are some other criteria you might look for?

A: My long-term outlook for the health sciences industry remains bullish. Valuations are indeed at historic lows, but we believe in picking our spots. One factor we're looking for is a good balance between old products and new products. For example, Novartis AG, a European drug maker, has been one of our top holdings. We have continued confidence in this company because it has no major patents expiring, and it has a number of new products in the pipeline.

     Furthermore, we anticipate more consolidation within the drug industry, along the lines of the Pharmacia/Pfizer merger. Consolidation in the biotech sector is also likely. Previous mergers, such as Amgen with Immunex, and Milennium Pharmaceuticals with Cor Therapeutics, were billion-dollar deals.

FUND INFORMATION
AS OF DECEMBER 31, 2002

PERFORMANCE(2)
-------------------------------------------------
SEC Average Annual Total Returns
-------------------------------------------------
One Year                         -29.77%
Life of Fund+                    -11.59%

+Inception Date - 5/2/01

(1)  It is not possible to invest in a Lipper Classification.

(2) Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. There is no sales charge.

     Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

  MUTUAL FUND SHARES ARE NOT INSURED BY THE FDIC AND ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR GUARANTEED BY, ANY DEPOSITORY INSTITUTION. SHARES ARE SUBJECT
      TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL INVESTED.

Q:   Would you elaborate on the investment prospects for biotech companies?

A: This is an area where one needs to be cautious, of course, but we believe profitable biotech companies have never been cheaper, and we think there is value in this area. There are approximately 25 biotechnology companies that have now moved to profitability, about a dozen of which are reasonably high profile. In the aggregate, these companies recorded an earnings per share advance of about 10% in 2002, which is notably slower than in prior years and slower than our expectation for both the short and long term. There were special explanations for slower growth at Amgen and Medimmune, because both companies made acquisitions that temporarily reduced earnings per share advance. Meanwhile, Biogen and Genzyme suffered from fundamental stresses. Overall, the 10% increase was reasonably impressive.

Q: You weren't really involved in the hospital and HMO stocks during the period. Why was that?

A: While some of these stocks enjoyed a rally in 2002, we stayed out of this area because it is labor-intensive and the stocks are not driven by technological advancement. As a result, they can have some good short-term performance, but overall they are much more difficult to monitor and evaluate in the fundamental way we use for other types of stocks. The Fund remains focused on biotech and pharmaceutical stocks, which have served us well in the past.

Q:   Do international stocks continue to present good investment opportunities?

A: Absolutely. The U.S. doesn't have a monopoly on innovation. Certainly, the U.S. has the productivity that enables a tremendous amount of innovation. But it's noteworthy that Novartis, which is a Swiss company, has research facilities in California and therefore has access to productivity and innovation in both Switzerland and in the U.S. The other side of the coin would be an American company like Pfizer, Inc., which does a lot of its research in England. There is a very fluid exchange of information and resources that makes non-U.S. health care stocks an important part of our Fund. In addition, the regional diversification can sometimes help buffer market volatility.

Q: What is your overall impression of the investment climate for the Fund going forward?

A: Despite a difficult 2002, we are still optimistic about long-term investment opportunities. The biotech and pharmaceutical areas are still attractive, offering what we believe are low valuations, with expectations for earnings recovery in the near term. We anticipate a renewed investor focus to emerge on prospects of stronger earnings growth rates and new product visibility in 2003 and beyond.

     Furthermore, we expect that the appointment of a new commissioner to the FDA will be an important catalyst for the industry. President Bush's appointee, Mark B. McClellan, M.D., Ph.D., is already bringing new leadership to the agency. We believe that these conditions, in combination with the ongoing efforts of our distinguished research team, can contribute to positive returns going forward.

THE VIEWS EXPRESSED IN THIS REPORT ARE THOSE OF THE PORTFOLIO MANAGER AND ARE CURRENT ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THESE VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED UPON MARKET OR OTHER CONDITIONS, AND EATON VANCE DISCLAIMS ANY RESPONSIBILITY TO UPDATE SUCH VIEWS. THESE VIEWS MAY NOT BE RELIED ON AS INVESTMENT ADVICE AND, BECAUSE INVESTMENT DECISIONS FOR AN EATON VANCE FUND ARE BASED ON MANY FACTORS, MAY NOT BE RELIED ON AS AN INDICATION OF TRADING INTENT ON BEHALF OF ANY EATON VANCE FUND.

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN EATON VANCE VT WORLDWIDE HEALTH SCIENCES FUND VS. THE STANDARD & POOR'S 500 AND EAFE INDEXES*

May 2, 2001 -- December 31, 2002

[CHART]

                        EATON VANCE
                        VT WORLDWIDE         S&P
                      HEALTH SCIENCES        500            EAFE
        DATE                FUND            INDEX           INDEX
-------------------------------------------------------------------
      5/2/2001              10000            10000           10000
     6/30/2001              10020           9756.7         9591.05
     7/31/2001              10040          9660.62         9416.54
     8/31/2001              10050          9056.45         9177.91
     9/30/2001              10360          8325.18          8248.3
    10/31/2001              10880          8484.03         8459.56
    11/30/2001              11440          9134.64         8771.41
    12/31/2001              11590          9214.72         8823.52
     1/31/2002              10740          9080.32         8354.68
     2/28/2002              10480          8905.16         8413.29
     3/31/2002              10580          9240.12         8868.38
     4/30/2002               9610          8680.16         8927.15
     5/31/2002               9270          8616.43         9040.26
     6/30/2002               8610           8002.9         8680.41
     7/31/2002               8230          7379.22         7823.48
     8/31/2002               8070          7427.54         7805.72
     9/30/2002               7510          6621.04         6967.44
    10/31/2002               8190          7203.25          7341.9
    11/30/2002               8470           7626.8         7675.12
    12/31/2002               8140          7178.98         7417.05

PERFORMANCE+
--------------------------------------------------------------
SEC Average Annual Total Returns
--------------------------------------------------------------
One Year                         -29.77%
Life of Fund+                    -11.59%

+    Inception Date - 5/2/01

* Sources: Lipper Inc.; Thomson Financial. Investment operations commenced 5/2/01. The chart uses closest month-end after inception.

The performance chart above compares the Fund's total return with that of broad-based securities market Indices. Returns are calculated by determining the percentage change in net asset value (NAV) with all distributions reinvested. The lines on the chart represent the total returns of $10,000 hypothetical investments in the Fund, the S&P 500 Index - a broad-based, widely recognized index of 500 common stocks traded in the U.S. - and the Morgan Stanley Capital International Europe, Australasia, and Far East Index (EAFE) - a broad-based index of common stocks traded in foreign markets. Returns are calculated by determining the percentage change in net asset value with all distributions reinvested. The graph and performance table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The Indexes' total returns do not reflect any commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Indexes. Indexes are unmanaged and it is not possible to invest directly in an Index.

+ Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. There is no sales charge.

     Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

EATON VANCE VT WORLDWIDE HEALTH SCIENCES FUND AS OF DECEMBER 31, 2002

PORTFOLIO OF INVESTMENTS

COMMON STOCKS -- 94.76%

                                                                        PERCENTAGE OF
SECURITY                                  SHARES           VALUE        NET ASSETS
-------------------------------------------------------------------------------------
Major Capitalization - Europe -- 15.42%
-------------------------------------------------------------------------------------
Altana AG                                        11,700    $   533,660         4.08%
Novartis AG                                      17,400        634,614         4.85%
Sanofi-Synthelabo SA                              6,000        366,468         2.80%
Serono SA, Class B                                  900        482,125         3.69%
-------------------------------------------------------------------------------------
                                                           $ 2,016,867        15.42%
-------------------------------------------------------------------------------------
Major Capitalization - Far East  -- 9.01%
-------------------------------------------------------------------------------------
Fujisawa Pharmaceutical Co., Ltd.                26,000    $   594,517         4.54%
Takeda Chemical Industries, Ltd.                 14,000        584,832         4.47%
-------------------------------------------------------------------------------------
                                                           $ 1,179,349         9.01%
-------------------------------------------------------------------------------------
Major Capitalization - North America  -- 44.36%
-------------------------------------------------------------------------------------
Abgenix, Inc.(1)                                 10,500    $    77,385         0.59%
Amgen, Inc.(1)                                   14,992        724,713         5.54%
Genentech, Inc.(1)                               18,600        616,776         4.71%
Genzyme Corp.(1)                                 30,000        887,100         6.78%
Gilead Sciences, Inc.(1)                         15,700        533,800         4.08%
IDEC Pharmaceuticals Corp.(1)                    15,000        497,550         3.80%
Lilly (Eli) & Co.                                 9,700        615,950         4.71%
MedImmune, Inc.(1)                               22,000        597,740         4.57%
Pfizer, Inc.                                     20,200        617,514         4.72%
Wyeth                                            17,000        635,800         4.86%
-------------------------------------------------------------------------------------
                                                           $ 5,804,328        44.36%
-------------------------------------------------------------------------------------
Specialty Capitalization - Europe -- 4.38%
-------------------------------------------------------------------------------------
Actelion Ltd.(1)                                 13,000    $   573,288         4.38%
-------------------------------------------------------------------------------------
                                                           $   573,288         4.38%
-------------------------------------------------------------------------------------
Specialty Capitalization - Far East  -- 7.47%
-------------------------------------------------------------------------------------
Chugai Pharmaceuticals Co., Ltd.                 36,000    $   342,612         2.62%
Kyorin Pharmaceutical Co., Ltd.                  20,000        294,943         2.25%
Tanabe Seiyaku Co., Ltd.                         39,000        340,287         2.60%
-------------------------------------------------------------------------------------
                                                           $   977,842         7.47%
-------------------------------------------------------------------------------------
Specialty Capitalization - North America  -- 14.12%
-------------------------------------------------------------------------------------
Adolor Corp.(1)                                   7,000    $    97,370         0.74%
Affymetrix, Inc.(1)                              13,500        309,015         2.36%
ArQule, Inc.(1)                                  13,400         40,870         0.31%
                                                                        PERCENTAGE OF
SECURITY                                  SHARES           VALUE        NET ASSETS
-------------------------------------------------------------------------------------

Specialty Capitalization - North America (continued)
-------------------------------------------------------------------------------------
Bio-Technology General Corp.(1)                  45,000    $   144,045         1.10%
Caliper Technologies Corp.(1)                    40,000        118,400         0.91%
Enzon Pharmaceuticals, Inc.(1)                   14,500        242,440         1.85%
Gen-Probe, Inc.(1)                               10,000        237,990         1.82%
Immunomedics, Inc.(1)                            25,000        115,500         0.88%
Incyte Genomics, Inc.(1)                         19,000         86,640         0.66%
Molecular Devices Corp.(1)                       14,500        238,815         1.83%
Sepracor, Inc.(1)                                22,500        217,575         1.66%
-------------------------------------------------------------------------------------
                                                           $ 1,848,660        14.12%
-------------------------------------------------------------------------------------
Total Common Stocks
   (identified cost $15,568,575)                           $12,400,334
-------------------------------------------------------------------------------------

SHORT-TERM INVESTMENTS -- 5.83%

                                          PRINCIPAL
                                          AMOUNT                        PERCENTAGE OF
SECURITY                                  (000'S OMITTED)  VALUE        NET ASSETS
-------------------------------------------------------------------------------------
Federal Home Loan Bank Discount Note,
0.75%, 1/2/03                               $       763    $   762,984         5.83%
-------------------------------------------------------------------------------------
Total Short-Term Investments
   (at amortized cost, $762,984)                           $   762,984
-------------------------------------------------------------------------------------
Total Investments
   (identified cost $16,331,559)                           $13,163,318       100.59%
-------------------------------------------------------------------------------------
Other Assets, Less Liabilities                             $   (77,349)      (0.59%)
-------------------------------------------------------------------------------------
Net Assets                                                 $13,085,969       100.00%
-------------------------------------------------------------------------------------

 (1)  Non-income producing security.

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE VT WORLDWIDE HEALTH SCIENCES FUND AS OF DECEMBER 31, 2002

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

AS OF DECEMBER 31, 2002
Assets
-----------------------------------------------------
Investments, at value (identified cost,
   $16,331,559)                           $13,163,318
Cash                                              692
Prepaid expenses                                   33
Tax reclaim receivable                          3,885
-----------------------------------------------------
TOTAL ASSETS                              $13,167,928
-----------------------------------------------------

Liabilities
-----------------------------------------------------
Payable for Fund shares redeemed          $    72,161
Accrued expenses                                9,798
-----------------------------------------------------
TOTAL LIABILITIES                         $    81,959
-----------------------------------------------------
NET ASSETS FOR 1,607,540 SHARES OF
   BENEFICIAL INTEREST OUTSTANDING        $13,085,969
-----------------------------------------------------

Sources of Net Assets
-----------------------------------------------------
Paid-in capital                           $16,709,586
Accumulated net realized loss (computed
   on the basis of identified cost)          (455,949)
Net unrealized depreciation (computed on
   the basis of identified cost)           (3,167,668)
-----------------------------------------------------
TOTAL                                     $13,085,969
-----------------------------------------------------
Net Asset Value, Offering Price and
Redemption Price Per Share
-----------------------------------------------------
($13,085,969  DIVIDED BY 1,607,540
   SHARES OF BENEFICIAL INTEREST
   OUTSTANDING)                           $      8.14
-----------------------------------------------------

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED
DECEMBER 31, 2002
Investment Income
-----------------------------------------------------
Dividends (net of foreign taxes,
   $15,087)                               $    84,637
Interest                                       16,834
-----------------------------------------------------
TOTAL INVESTMENT INCOME                   $   101,471
-----------------------------------------------------

Expenses
-----------------------------------------------------
Investment adviser fee                    $   134,171
Administration fee                             31,444
Trustees' fees and expenses                       102
Service fees                                   31,444
Custodian fee                                  55,721
Legal and accounting services                  45,871
Transfer and dividend disbursing agent
   fees                                        12,000
Miscellaneous                                   4,635
-----------------------------------------------------
TOTAL EXPENSES                            $   315,388
-----------------------------------------------------

NET INVESTMENT LOSS                       $  (213,917)
-----------------------------------------------------

Realized and Unrealized Gain (Loss)
-----------------------------------------------------
Net realized gain (loss) --
   Investment transactions (identified
      cost basis)                         $  (455,949)
   Foreign currency transactions               (7,316)
-----------------------------------------------------
NET REALIZED LOSS                         $  (463,265)
-----------------------------------------------------
Change in unrealized appreciation
   (depreciation) --
   Investments (identified cost basis)    $(3,695,453)
   Foreign currency                               607
-----------------------------------------------------
NET CHANGE IN UNREALIZED APPRECIATION
   (DEPRECIATION)                         $(3,694,846)
-----------------------------------------------------

NET REALIZED AND UNREALIZED LOSS          $(4,158,111)
-----------------------------------------------------

NET DECREASE IN NET ASSETS FROM
   OPERATIONS                             $(4,372,028)
-----------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE VT WORLDWIDE HEALTH SCIENCES FUND AS OF DECEMBER 31, 2002

FINANCIAL STATEMENTS CONT'D

STATEMENTS OF CHANGES IN NET ASSETS

INCREASE (DECREASE) IN NET                YEAR ENDED         PERIOD ENDED
ASSETS                                    DECEMBER 31, 2002  DECEMBER 31, 2001(1)
-------------------------------------------------------------------------------------
From operations --
   Net investment loss                    $        (213,917) $                (40,622)
   Net realized gain (loss)                        (463,265)                   16,826
   Net change in unrealized appreciation
      (depreciation)                             (3,694,846)                  527,178
-------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS
   FROM OPERATIONS                        $      (4,372,028) $                503,382
-------------------------------------------------------------------------------------
Transactions in shares of beneficial interest --
   Proceeds from sale of shares           $      13,087,204  $              7,534,842
   Cost of shares redeemed                       (3,502,950)                 (164,481)
-------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS FROM FUND
   SHARE TRANSACTIONS                     $       9,584,254  $              7,370,361
-------------------------------------------------------------------------------------

NET INCREASE IN NET ASSETS                $       5,212,226  $              7,873,743
-------------------------------------------------------------------------------------

Net Assets
-------------------------------------------------------------------------------------
At beginning of year                      $       7,873,743  $                     --
-------------------------------------------------------------------------------------
AT END OF YEAR                            $      13,085,969  $              7,873,743
-------------------------------------------------------------------------------------

 (1) For the period from the start of business, May 2, 2001, to December 31, 2001.

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE VT WORLDWIDE HEALTH SCIENCES FUND AS OF DECEMBER 31, 2002

FINANCIAL STATEMENTS CONT'D

FINANCIAL HIGHLIGHTS

                                       YEAR ENDED DECEMBER 31,
                                  ---------------------------------
                                    2002(1)          2001(1)(2)
-------------------------------------------------------------------
Net asset value -- Beginning
   of year                          $11.590           $10.000
-------------------------------------------------------------------

Income (loss) from operations
-------------------------------------------------------------------
Net investment loss                 $(0.150)          $(0.213)
Net realized and unrealized
   gain (loss)                       (3.300)            1.803
-------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM
   OPERATIONS                       $(3.450)          $ 1.590
-------------------------------------------------------------------

NET ASSET VALUE -- END OF YEAR      $ 8.140           $11.590
-------------------------------------------------------------------

TOTAL RETURN(3)                      (29.77)%           15.90%
-------------------------------------------------------------------

Ratios/Supplemental Data
-------------------------------------------------------------------
Net assets, end of year (000's
   omitted)                         $13,086           $ 7,874
Ratios (As a percentage of
   average daily net assets):
   Expenses                            2.50%             3.80%(4)
   Net investment loss                (1.70)%           (2.90)%(4)
Portfolio Turnover                        0%(5)             0%(5)
-------------------------------------------------------------------

 (1)  Net investment loss was computed using average shares outstanding.
 (2) For the period from the start of business, May 2, 2001, to December 31, 2001.
 (3) Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. Total return is not computed on an annualized basis.
 (4)  Annualized.
 (5)  Portfolio turnover is less than 1%.

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE VT WORLDWIDE HEALTH SCIENCES FUND AS OF DECEMBER 31, 2002

NOTES TO FINANCIAL STATEMENTS

1 Significant Accounting Policies
-------------------------------------------
   Eaton Vance VT Worldwide Health Sciences Fund (the Fund) is a diversified series of Eaton Vance Variable Trust (the Trust). The Trust is registered under the Investment Company Act of 1940 as an open-end management investment company. The Fund seeks long-term capital growth by investing in a global and diversified portfolio of securities of health sciences companies. The Fund is made available only to separate accounts issued by participating insurance companies. The following is a summary of the significant accounting policies consistently followed by the Fund in preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

 A Investment Valuations -- Securities listed on a recognized stock exchange, whether U.S. or foreign, are valued at the last reported sale price on that exchange prior to the time when assets are valued or prior to the close of trading on the New York Stock Exchange. In the event that there are no sales, the mean between the latest bid and asked prices will be used. If a security is traded on more than one exchange, the security is valued at the last sale price on the exchange where the stock is primarily traded. For foreign investments, if trading or events occurring in other markets after the close of the principal exchange in which the securities are traded are expected to materially affect the value of the investments, then those investments are valued, taking into consideration these events, at their fair value following procedures approved by the Trustees. Short-term obligations, maturing in sixty days or less, are valued at amortized cost, which approximates value. Securities for which market quotations are not readily available and other assets are valued on a consistent basis at fair value as determined in good faith by or under the supervision of the Fund's officers in a manner specifically authorized by the Board of Trustees.

 B Income -- Interest income is determined on the basis of interest accrued, adjusted for amortization of premium or accretion of discount. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Fund is informed of the ex-dividend date. Withholding taxes on foreign dividends and capital gains have been provided for in accordance with the Fund's understanding of the applicable countries' tax rules and rates.

 C Federal Taxes -- The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year all of its taxable income, including any net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary. At December 31, 2002, the Fund, for federal income tax purposes had a capital loss carryover of $236,807 which will reduce the Fund's taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income tax. The capital loss carryover expires on December 31, 2010. At December 31, 2002, net capital losses of $175,254 attributed to security transactions incurred after October 31, 2002, are treated as arising on the first day of the Fund's taxable year ending December 31, 2003.

   At December 31, 2002, the Fund did not have any undistributed ordinary income on a tax basis.

 D Expense Reduction -- Investors Bank & Trust Company (IBT) serves as custodian of the Fund. Pursuant to the custodian agreement, IBT receives a fee reduced by credits which are determined based on the average daily cash balance the Fund maintains with IBT. All significant credit balances used to reduce the Fund's custodian fees are reported as a reduction of total expenses in the Statement of Operations. For the year ended December 31, 2002, $5 in credit balances were used to reduce the Fund's custodian fee.

 E Use of Estimates -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expense during the reporting period. Actual results could differ from those estimates.

 F Foreign Currency Translation -- Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Realized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments.

EATON VANCE VT WORLDWIDE HEALTH SCIENCES FUND AS OF DECEMBER 31, 2002

NOTES TO FINANCIAL STATEMENTS CONT'D

   That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

 G Forward Foreign Currency Exchange Contracts -- The Fund may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from movements in the value of a foreign currency relative to the U.S. dollar. The Fund will enter into forward contracts for hedging purposes as well as nonhedging purposes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains and losses are recorded for financial statement purposes as unrealized until such time as the contracts have been closed.

 H Other -- Investment transactions are accounted for on a trade date basis.
   Realized gains and losses are computed based on the specific identification of the securities sold.

2 Distributions to Shareholders
-------------------------------------------
   It is the present policy of the Fund to make at least one distribution annually (normally in December) of all or substantially all of its net investment income and at least one distribution annually of all of its net realized capital gains. Distributions are paid in the form of additional shares of the Fund unless an election is made on behalf of a separate account to receive some or all of the distribution in cash. Shareholders may reinvest all distributions in shares of the Fund at the net asset value as of the close of business on the ex-dividend date.

   The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. These differences relate to net operating losses.

3 Shares of Beneficial Interest
-------------------------------------------
   The Trust has an underwriting agreement relating to the Fund with Eaton Vance Distributors, Inc. (EVD). The underwriting agreement presently provides that EVD, through the Fund's transfer agent, accepts orders for shares at net asset value and no sales commission or load is charged. EVD may, at its expense, provide promotional incentives to dealers that sell variable insurance products. Transactions in Fund shares were as follows:

                                              YEAR ENDED DECEMBER 31,
                                              ------------------------
                                                  2002       2001(1)
    ------------------------------------------------------------------
    Sales                                       1,359,523     695,333
    Redemptions                                  (431,632)    (15,684)
    ------------------------------------------------------------------
    NET INCREASE                                  927,891     679,649
    ------------------------------------------------------------------

 (1) For the period from the start of business, May 2, 2001, to December 31, 2001.

4 Investment Advisory Fees, Administrator's Fees and Other Transactions with
  Affiliates
-------------------------------------------
   Pursuant to the Advisory Agreement, OrbiMed Advisors, LLC (formerly OrbiMed Advisors, Inc.) (OrbiMed) serves as the Investment Adviser of the Fund. Under this agreement, OrbiMed receives a monthly fee at the annual rate of 1% of the Fund's first $30 million in average net assets, 0.90% of the next $20 million in average net assets, 0.75% of the next $450 million in average net assets, and 0.70% of the next $500 million in average net assets. The fee rate declines for net assets of $1 billion and greater. In addition, effective May 1, 2002, OrbiMed's fee is subject to an upward or downward performance fee adjustment of up to 0.25% of the average daily net assets of the Fund based upon the investment performance of the Fund compared to the Standard & Poor's Index of 500 Common Stocks over specified periods. For the year ended December 31, 2002, the fee was equivalent to 1.07% of the Fund's average daily net assets and amounted to $134,171.

   Under an Administration Agreement between the Fund and its Administrator, Eaton Vance Management (EVM), EVM manages and administers the affairs of the Fund. EVM earns a monthly fee at the annual rate of 0.25% of average daily net assets. For the year ended December 31, 2002, the administration fee was 0.25% of average net assets and amounted to $31,444.

   Except for Trustees of the Fund who are not members of the Adviser or EVM's organization, officers and Trustees receive remuneration for their services to the Fund out of such investment adviser and administration fees. Certain officers and Trustees of the Fund are officers of the above organizations.

EATON VANCE VT WORLDWIDE HEALTH SCIENCES FUND AS OF DECEMBER 31, 2002

NOTES TO FINANCIAL STATEMENTS CONT'D

5 Service Fees
-------------------------------------------
   The Fund has adopted a service plan that allows the Fund to pay service fees to insurance companies for providing personal and/or account services to account holders of insurance product separate accounts, which is equal to 0.25% of daily average net assets. Service fees for the year ended
   December 31, 2002 amounted to $31,444.

6 Risks Associated with Foreign Investments
-------------------------------------------
   Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on the removal of funds or other assets of the Fund, political or financial instability or diplomatic and other developments which could affect such investments. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. In general, there is less overall governmental supervision and regulation of foreign securities markets, broker-dealers, and issuers than in the United States.

7 Purchases and Sales of Investments
-------------------------------------------
   Purchases and sales of investments, other than short-term obligations, aggregated $12,032,957 and $2,010,222, respectively.

8 Line of Credit
-------------------------------------------
   The Fund participates with other portfolios and funds managed by EVM and its affiliates in a $150 million unsecured line of credit agreement with a group of banks. Borrowings will be made by the Fund solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to each participating portfolio or fund based on its borrowings at an amount above the Eurodollar rate or federal funds rate. In addition, a fee computed at an annual rate of 0.10% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. The Fund did not have any significant borrowings or allocated fees during the year ended December 31, 2002.

9 Federal Income Tax Basis of Unrealized Appreciation (Depreciation)
-------------------------------------------
   The cost and unrealized appreciation (depreciation) in value of the investment securities of the Fund at December 31, 2002, as computed on a federal income tax basis, were as follows:

    AGGREGATE COST                            $16,375,447
    -----------------------------------------------------
    Gross unrealized appreciation             $   211,145
    Gross unrealized depreciation              (3,423,274)
    -----------------------------------------------------
    NET UNREALIZED DEPRECIATION               $(3,212,129)
    -----------------------------------------------------

   The net unrealized appreciation on foreign currency was $573 at December 31, 2002.

EATON VANCE VT WORLDWIDE HEALTH SCIENCES FUND AS OF DECEMBER 31, 2002

INDEPENDENT ACCOUNTANTS' REPORT

TO THE TRUSTEES AND SHAREHOLDERS
OF EATON VANCE VT WORLDWIDE HEALTH SCIENCES FUND
--------------------------------------------------

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Eaton Vance VT Worldwide Health Sciences Fund (the "Fund") at December 31, 2002, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2002 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
February 13, 2003

EATON VANCE VT WORLDWIDE HEALTH SCIENCES FUND AS OF DECEMBER 31, 2002

MANAGEMENT AND ORGANIZATION

FUND MANAGEMENT. The Trustees of Eaton Vance Variable Trust (the Trust) are responsible for the overall management and supervision of the Trust's affairs. The Trustees and officers of the Trust are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust hold indefinite terms of office. The business address of each Trustee and officer is The Eaton Vance Building, 255 State Street, Boston, Massachusetts, 02109. As used below, "EVC" means Eaton Vance Corporation, "EV" means Eaton Vance, Inc., "EVM" means Eaton Vance Management, "BMR" means Boston Management and Research, "EVD" means Eaton Vance Distributors, Inc., and "Lloyd George" means Lloyd George Management (Bermuda) Limited. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund's principal underwriter and a wholly-owned subsidiary of EVM.

INTERESTED TRUSTEE(S)

                                         TERM OF                                   NUMBER OF PORTFOLIOS
                           POSITION     OFFICE AND                                   IN FUND COMPLEX
       NAME AND            WITH THE     LENGTH OF     PRINCIPAL OCCUPATION(S)          OVERSEEN BY
    DATE OF BIRTH           TRUST        SERVICE      DURING PAST FIVE YEARS            TRUSTEE(1)         OTHER DIRECTORSHIPS HELD
-----------------------------------------------------------------------------------------------------------------------------------
Jessica M. Bibliowicz      Trustee      Since 2000  President and Chief                    185                     None
11/28/59                                            Executive Officer of
                                                    National Financial Partners
                                                    (financial services
                                                    company) (since April
                                                    1999). President and Chief
                                                    Operating Officer of John
                                                    A. Levin & Co. (registered
                                                    investment adviser) (July
                                                    1997 to April 1999) and a
                                                    Director of Baker,
                                                    Fentress & Company, which
                                                    owns John A. Levin & Co.
                                                    (July 1997 to April 1999).
                                                    Ms. Bibliowicz is an
                                                    interested person because
                                                    of her affiliation with a
                                                    brokerage firm.

James B. Hawkes          Trustee and    Since 2000  Chairman, President and                190               Director of EVC
11/9/41                   President                 Chief Executive Officer of
                                                    EVC, EV, EVM and BMR;
                                                    Director of EV; Vice
                                                    President and Director of
                                                    EVD. Trustee and/or officer
                                                    of 190 registered
                                                    investment companies in the
                                                    EVM Fund Complex.
                                                    Mr. Hawkes is an interested
                                                    person because of his
                                                    positions with BMR, EVM,
                                                    EVC and EV, which are
                                                    affiliates of the Fund.

NONINTERESTED TRUSTEE(S)

                                         TERM OF                                   NUMBER OF PORTFOLIOS
                           POSITION     OFFICE AND                                   IN FUND COMPLEX
       NAME AND            WITH THE     LENGTH OF     PRINCIPAL OCCUPATION(S)          OVERSEEN BY
    DATE OF BIRTH           TRUST        SERVICE      DURING PAST FIVE YEARS            TRUSTEE(1)         OTHER DIRECTORSHIPS HELD
-----------------------------------------------------------------------------------------------------------------------------------
Donald R. Dwight           Trustee      Since 2000  President of Dwight                    190             Trustee/Director of the
3/26/31                                             Partners, Inc. (corporate                              Royce Funds (mutual
                                                    relations and                                          funds) consisting of 17
                                                    communications company).                                    portfolios

Samuel L. Hayes, III       Trustee      Since 2000  Jacob H. Schiff Professor              190             Director of Tiffany &
2/23/35                                             of Investment Banking                                  Co. (specialty retailer)
                                                    Emeritus, Harvard                                        and Telect, Inc.
                                                    University Graduate School                              (telecommunication
                                                    of Business Administration.                             services company)

Norton H. Reamer           Trustee      Since 2000  President, Unicorn                     190                     None
9/21/35                                             Corporation (an investment
                                                    and financial advisory
                                                    services company) (since
                                                    September 2000). Chairman,
                                                    Hellman, Jordan Management
                                                    Co., Inc. (an investment
                                                    management company) (since
                                                    November 2000). Advisory
                                                    Director of Berkshire
                                                    Capital Corporation
                                                    (investment banking firm)
                                                    (since June 2002).
                                                    Formerly, Chairman of the
                                                    Board, United Asset
                                                    Management Corporation (a
                                                    holding company owning
                                                    institutional investment
                                                    management firms) and
                                                    Chairman, President and
                                                    Director, UAM Funds (mutual
                                                    funds).

EATON VANCE VT WORLDWIDE HEALTH SCIENCES FUND AS OF DECEMBER 31, 2002

MANAGEMENT AND ORGANIZATION CONT'D

NONINTERESTED TRUSTEES (CONTINUED)

                                         TERM OF                                   NUMBER OF PORTFOLIOS
                           POSITION     OFFICE AND                                   IN FUND COMPLEX
       NAME AND            WITH THE     LENGTH OF     PRINCIPAL OCCUPATION(S)          OVERSEEN BY
    DATE OF BIRTH           TRUST        SERVICE      DURING PAST FIVE YEARS            TRUSTEE(1)         OTHER DIRECTORSHIPS HELD
-----------------------------------------------------------------------------------------------------------------------------------
Lynn A. Stout 9/14/57      Trustee      Since 2000  Professor of Law,                      185                     None
                                                    University of California at
                                                    Los Angeles School of Law
                                                    (since July 2001).
                                                    Formerly, Professor of Law,
                                                    Georgetown University Law
                                                    Center.

Jack L. Treynor            Trustee      Since 2000  Investment Adviser and                 170                     None
2/21/30                                             Consultant.

PRINCIPAL OFFICERS WHO ARE NOT TRUSTEES

                                                                 TERM OF
                                 POSITION                       OFFICE AND
      NAME AND                   WITH THE                       LENGTH OF                PRINCIPAL OCCUPATION(S)
   DATE OF BIRTH                  TRUST                          SERVICE                  DURING PAST FIVE YEARS
--------------------------------------------------------------------------------------------------------------------
Thomas Huggins                Vice President                    Since 2000            Vice President of EVM and BMR.
3/7/66                                                                                Officer of 7 registered
                                                                                      investment companies managed
                                                                                      by EVM and BMR.

Samuel D. Isaly               Vice President                    Since 2000            Managing Partner of OrbiMed
3/12/45                                                                               Advisors LLC. Officer of 5
                                                                                      registered investment
                                                                                      companies managed by EVM or
                                                                                      BMR.

Martha G. Locke               Vice President                    Since 2002            Vice President of EVM and BMR.
6/21/52                                                                               Officer of 5 registered
                                                                                      investment companies managed
                                                                                      by EVM and BMR.

Jacob Rees-Mogg               Vice President                    Since 2000            Investment Manager of Lloyd
5/24/69                                                                               George. Officer of 4
                                                                                      registered investment
                                                                                      companies managed by EVM and
                                                                                      BMR.

Scott H. Page                 Vice President                    Since 2000            Vice President EVM and BMR.
11/30/59                                                                              Officer of 11 registered
                                                                                      investment companies managed
                                                                                      by EVM or BMR.

Duncan W. Richardson          Vice President                    Since 2000            Senior Vice President and
10/26/57                                                                              Chief Equity Investment
                                                                                      Officer of EVM and BMR.
                                                                                      Officer of 40 registered
                                                                                      investment companies managed
                                                                                      by EVM or BMR.

Payson F. Swaffield           Vice President                    Since 2000            Vice President of EVM and BMR.
8/13/56                                                                               Officer of 11 registered
                                                                                      investment companies managed
                                                                                      by EVM or BMR.

Michael Weilheimer            Vice President                    Since 2000            Vice President of EVM and BMR.
2/11/61                                                                               Officer of 8 registered
                                                                                      investment companies managed
                                                                                      by EVM or BMR.

Alan R. Dynner                  Secretary                       Since 2000            Vice President, Secretary and
10/10/40                                                                              Chief Legal Officer of BMR,
                                                                                      EVM, EVD and EVC. Officer of
                                                                                      190 registered investment
                                                                                      companies managed by EVM or
                                                                                      BMR.

James L. O'Connor               Treasurer                       Since 2000            Vice President of BMR, EVM and
4/1/45                                                                                EVD. Officer of 112 registered
                                                                                      investment companies managed
                                                                                      by EVM or BMR.

 (1)  Includes both master and feeder funds in a master-feeder structure.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and can be obtained without charge by calling 1-800-225-6265.